Morgan Stanley Variable Investment Series

The Income Plus Portfolio

Class Y

Summary Prospectus   |   April 30, 2020

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at https://www.morganstanley.com/im/MSVISIncomePlus. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated April 30, 2020 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objectives

The Fund seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Total Annual Fund Operating Expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee	0.42%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.06%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$ 108	$ 337	$ 585	$ 1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Morgan Stanley Variable Investment Series | Fund Summary

Income Plus Portfolio (Con’t)

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities, (ii) debt securities rated at the time of purchase within the four highest bond rating categories (“investment grade”) by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”) or Fitch Ratings Inc. (“Fitch”), or, if not rated, determined to be of comparable quality by the “Adviser,” Morgan Stanley Investment Management Inc., and (iii) Yankee government bonds (U.S. dollar obligations issued in the United States by foreign governments) rated at the time of purchase as investment grade by Moody’s, S&P or Fitch, or, if not rated, determined to be of comparable quality by the Adviser. While the Fund retains the flexibility to invest in the foregoing securities, it currently expects that its investment portfolio will consist primarily of investment grade corporate bonds.

The Fund may also invest up to 20% of its net assets in debt securities rated below investment grade by Moody’s, S&P or Fitch, or, if not rated, determined to be of comparable quality by the Adviser. Securities rated below investment grade are commonly known as “junk bonds.” The Fund may also invest in convertible securities.

The Fund may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund will limit its investments in non-U.S. dollar-denominated securities to 30% of the Fund’s assets.

The Fund is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

In making investment decisions for the Fund, the Adviser considers both domestic and international economic developments, interest rate trends and other factors. The Adviser evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.

The Fund may invest up to 20% of its net assets in loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security. The Fund may be subject to certain liquidity risks that may

Morgan Stanley Variable Investment Series  |  Fund Summary

Income Plus Portfolio (Con’t)

result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

•	Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

•	U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a changing interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	High Yield Securities (“Junk Bonds”). High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed-income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries.

Morgan Stanley Variable Investment Series | Fund Summary

Income Plus Portfolio (Con’t)

In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Loan-Related Investments. In addition to risks generally associated with debt investments, loan-related investments such as public bank loans and loan participations and assignments are subject to other risks. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value per share (“NAV”). The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Fund may be subject to increased counterparty credit risk and other risks due to an extended bank loan settlement process. To the extent the extended bank loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical. The value of your investment in the Fund is based on the market prices and values of the Fund’s investments, which change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y shares from year-to-year and by showing how the average annual returns of the Fund’s Class Y shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Calendar Years

Morgan Stanley Variable Investment Series  |  Fund Summary

Income Plus Portfolio (Con’t)

High Quarter	03/31/19	5.86%
Low Quarter	06/30/13	-3.20%

Average Annual Total Returns

(for periods ended December 31, 2019)

	Past One Year	Past Five Years	Past Ten Years
Class Y
Return before Taxes	15.78%	4.23%	5.64%
Bloomberg Barclays U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)[1]	14.54%	4.60%	5.54%

(1)

The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. It is not possible to invest directly in an index.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Christian G. Roth	Managing Director	November 2008
Joseph Mehlman	Managing Director	November 2008

Purchase and Sale of Fund Shares

The Prospectus offers Class Y shares of the Income Plus Portfolio. The Fund also offers Class X shares of the Fund through a separate prospectus. Class X shares are subject to different expenses. For eligibility information, contact your insurance company.

The Fund offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Purchases and Sales of Fund Shares.”

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying contract prospectus.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase Fund shares through an insurance company or other financial intermediary (such as a bank), the Adviser and/or the Fund’s “Distributor,” Morgan Stanley Distribution, Inc., may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other financial intermediary and your salesperson to recommend one variable annuity contract over another or be a factor in an insurance company’s decision to include the Fund as an underlying investment option in its variable insurance products. Ask your salesperson or visit your insurance company’s or other financial intermediary’s web site for more information.

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

© 2019 Morgan Stanley.